1 INVESTOR PRESENTATION Q 2 2 0 2 5 M V B – F 1 : S U C C E S S L O V E S S P E E D

2 MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this earnings release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto, changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; changes in deposit classifications, operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2025, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

3 New Horizons: Driving Forward with Optimism

4 Trust Commitment TeamworkRespect, Love & Caring Adaptive Compliance and Risk Management Talent and Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success MVB’s Strategy on a Page (SOAP) Banking-as-a-Service Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Payments CoRe Lending & Deposits Client and Partner Relationships Victor Gaming

5 Source: Company documents and SEC Filings Q2 2025 Key Highlights • Pre-tax, pre-provision income growth of 3.5% over Q1 2025 • Net interest margin up 3 bps, to 3.66% (2nd consecutive quarter of margin expansion) • Total noninterest income up 13.4% • Loan growth of 4.4% in the quarter • Deposit growth of 8.5% in the quarter, despite typical seasonal softness in certain Banking-as-a-Service deposits • Repurchased 314,580 shares for $6.4 million, at an average price of $20.28 (~85% of 3/31/25 TBV/share)

6 Strong Insider Support and Opportunistically Repurchasing Shares $6.4M 314,580 shares repurchased in Q2 2025 $502K 28,698 shares purchased YTD 6/30/2025 Q2 Share Repurchase Activity YTD Insider Stock Purchases $4.4M 40 consecutive quarters of dividends paid YTD Common Dividends Paid Source: Company documents and SEC Filings

7 Payments: A Modern Platform of Capabilities Money Movement of Any Kind

8 MVB Fintech Banking | 2025-27 Growth Vehicles Banking-as-a-Service GamingPayments Supporting our growth vehicles ▪ ACH, Wire, RTP ▪ Acquiring & Issuing ▪ Payment & money movement programs ▪ Deposit accounts ▪ Money movement / payments ▪ Deposit accounts ▪ Money movement / payments ▪ Proprietary SaaS company (Victor) provides modern technology & solutions ▪ Robust risk and compliance ▪ Continued growth of Fintech and embedded finance ▪ Provide new products & services to existing clients ▪ Opportunistically grow client base ▪ Continued adoption legalization of online gaming ▪ Growth of online gaming, prediction markets, and other adjacencies Services Select Partners Growth Drivers

9 Growth of MVB’s Payments Focused Vehicle Source: Company documents and SEC Filings. $128 $170 $331 $478 $472 $0 $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 6/30/2025 45% CAGR Payment Revenue ($ Thousands) Deposits of Payment Vehicle (period average) ($ Millions) $695 $1,495 $4,760 $7,670 $5,960 2021 2022 2023 2024 Q2 YTD 2025 123% CAGR

10 Fintech Pipeline Summary Initial Discovery 16 In-Depth Discussions / Internal Review 16 Finalizing Terms 4 LOI / Contracted 2 Implementing 9 Summary of Fintech Pipeline by Stage with 47 Prospects Composition of Fintech Pipeline by # of Opportunities (as of July 14, 2025) 20% 41% 13% 26% Focused on profitable and scalable partnership opportunities across a diverse range of products & services Acquiring Issuing Money Movement Gaming / Digital Assets

11 Prioritizing Profitable Stablecoin Opportunities MVB Focused Opportunities 1 Payments Provide new payment rail to our clients to reduce their payment costs 2 Global Treasury and xBorder Sponsor xBorder or Global Treasury fintech companies utilizing stablecoin payment rails 3 Merchant Processing Settlement Partner with processors and ISOs to support merchants with faster settlement times via stablecoin Stablecoin Background • Privately issued money - liability of an issuer • Pegged to and redeemable on demand for a fixed amount (e.g. $1 for USD stablecoins) • Backed 1-to-1 by short duration, high quality liquid assets (treasuries, repos, deposits, etc.) • Transact on blockchain networks (24/7/365, instant) • GENIUS Act passed into law on July 18, 2025, establishing regulatory framework for the stablecoin market 0.6M -> 48M Monthly active accounts $14B -> $737B Monthly Stablecoin volume Source: https://visaonchainanalytics.com/transactions $4B -> $229B Stablecoin total market cap January 2020 to June 2025

12 Deposits

13 Source: Company documents and SEC Filings $1,754 $1,050 $1,105 Off Balance Sheet Total Noninterest-bearing deposits Total Interest-bearing deposits $3,909 Deposits ($ Millions) Strong Funding and Liquidity Position $355 $118 $1,105 $600 $181 $67 Liquidity Sources ($ Millions) Cash and Cash Equivalents Unpledged Investment Securities Off Balance Sheet Custodial Deposits FHLB Borrowing Capacity Fed Discount Window Funds Unsecured Funding and Other Wholesale Funding Options $2,426 $2,804 On-Balance Sheet Deposits 9% CAGR in Total Deposits Since 2021 37% Noninterest Bearing Deposits / Total Deposits Data as of June 30, 2025

14 On Balance Sheet Deposit Composition Deposits by Source CoRe* 59% Fintech 41% Title (C) 4% Speciality (C) 7% Retail (C) 13% Commercial (C) 26% Public Funds (C) 9% Gaming (F) 7% Digital Assets (F) 8% Payments (F) 15% BaaS (F) 11% Diversified Deposit Base with Fintech and CoRe Bank Deposits Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. 16 Data as of June 30, 2025

15 Growth of Fintech Banking at MVB | 2021 – 2025 Source: Company documents and SEC Filings $1,624 $1,855 $2,038 $2,289 $2,136 2021 2022 2023 2024 6/30/2025 Gross Deposits ($ Millions) 8% CAGR Gross Fee Income ($ Thousands) $6,394 $12,330 $15,722 $15,264 $8,030 2021 2022 2023 2024 Q2 2025 YTD 34% CAGR

16 Loan Portfolio & Asset Quality

17 Loan Portfolio Composition Loan Portfolio by Industry Source: Company Documents. Commercial Business 31.3% Commercial Real Estate 32.9% Acquisition & Development 4.8% Home Equity 0.5% Residential 29.7% Consumer 0.8% Other 19.4% Office Space 4.7%Commercial Construction 2.7% Healthcare 22.2% Auto 2.8% Multifamily 3.2% Residential 30.9% Government 1.2% Energy 2.1% Financial 3.9% Retail Space 7.0% Diversified Loan Portfolio – 6/30/2025 249% CRE Concentration Ratio 2.9% Percentage of Non-OO Office to Total Loans

18 0.95% 0.47% 0.36% 1.17% 0.97% 0.00% 0.40% 0.80% 1.20% 1.60% 2021 2022 2023 2024 2025 Non-Performing Loans / Total Loans 0.08% 0.36% 0.40% 0.20% 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2021 2022 2023 2024 2025 MVBF - Auto MVBF - Non-Auto MVBF - Total NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2024 Proxy Statement. Peer data reflects the most recent data publicly available. 1.05% 1.01% 0.95% 0.94% 0.96% 0.85% 0.90% 0.95% 1.00% 1.05% 1.10% 2021 2022 2023 2024 2025 ACL / Total Loans Consistently Strong Asset Quality Through Cycles

19 Non-Performing Loans Source: Company Documents. All data as of June 30, 2025. Non-Performing Loans – by Loan Type ($ Thousands) Non-Performing Loans – by Industry ($ Thousands) Energy $ 523 Other $ 548 Multifamily $ 12,869 Residential Mtg $ 2,041 Hotel $ 929 SBA Loans (various industries) $ 4,145 Consumer Auto $196 Commercial $4,996 HELOC $24 Acquisition & Development $13,798 Residential Mtg $2,041 Total Non-Performing Loans: $21.1M, 0.98% of total loans

20 Capital Strength

21 9.6% 8.3% 8.6% 9.7% 9.3% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 2021 2022 2023 2024 6/30/2025 Tangible Common Equity / Tangible Assets (%) (1) 11.6% 9.8% 10.5% 11.2% 11.4% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2021 2022 2023 2024 6/30/2025 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Capital Position 16.8% 13.4% 15.1% 15.8% 15.5% 0.0% 5.0% 10.0% 15.0% 20.0% 2021 2022 2023 2024 6/30/2025 Bank - Total Risk-Based Capital (%)

22 AI Implementation Operational Excellence

Implementing AI and Automation to Drive Efficiency

Data & AI Partners:

- snowflake
- WorkFusion
- riskCanvas
- ANTHROP\C
- aws

FY 2024 — Built Data Foundation: Implemented Snowflake and Data Transformation tools to build clean data lake ✓

1H 2025 — Upgraded Transaction Monitoring: Implemented AI-driven Risk Canvas for transaction monitoring ✓

1H 2025 — Established Data & AI Center of Operational Excellence: Hired Head of Automation and AI; Formed dedicated AI and Business Transformation team; AI University ✓

2H 2025 — Digital Worker Pilot: Partnering with The Lab and WorkFusion to build and begin deploying digital workers

We are here

2026 & Beyond — Expansion Phase: Expand digital workers across HR, Accounting, Operations, Risk, Compliance, and Lending; Onboard Enterprise AI model(s)

Next Step

23

24 Risk Management Strength and Capabilities Teams 2021 2022 2023 2024* 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 25 25 27 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 60 56 61 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 41 60 34 27 33 27 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 8 9 9 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 130 160 134 120 123 124 0 20 40 60 80 100 120 140 160 180 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Risk Management BSA/AML (MVB) BSA/AML (Co-sourced FTEs) Consumer Compliance 35 124 * Included various short-term initiatives and projects implemented throughout the year

25 Appendix Non-GAAP Reconciliations

26 Source: Company documents. Tangible Common Equity / Tangible Assets (%) (Dollars in thousands) 2021 2022 2023 2024 6/30/2025 Total equity attributable to parent $ 274,328 $ 261,084 $ 289,342 $ 305,679 $ 302,315 Total assets 2,792,449 3,068,860 3,313,882 3,128,704 $ 3,224,008 Equity to assets 8.7% 8.5% 8.7% 9.8% 9.4% Goodwill $ 3,988 $ 3,988 $ 2,838 $ 2,838 $ 1,200 Intangibles 2,316 1,631 352 262 -- Total intangible assets $ 6,304 $ 5,619 $ 3,190 $ 3,100 $ 1,200 Total equity attributable to parent $ 274,328 $ 261,084 $ 289,342 $ 305,679 $ 302,315 Less: Preferred stock -- -- -- -- -- Less: Total intangible assets (6,304) (5,619) (3,190) (3,100) (1,200) Total tangible common equity $ 268,024 $ 255,465 $ 286,152 $ 302,579 $ 301,115 Total assets $ 2,792,449 $ 3,068,860 3,313,882 $ 3,128,704 $ 3,224,008 Less: Total intangible assets (6,304) (5,619) (3,190) (3,100) (1,200) Total tangible assets $ 2,786,145 $ 3,063,241 $ 3,310,692 $ 3,125,604 $ 3,222,808 Tangible common equity to tangible assets 9.6% 8.3% 8.6% 9.7% 9.3% Appendix: Non-GAAP Reconciliation